--------------------------------------------------------------------------------
                                  T. Rowe Price
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                                Semiannual Report
                               Blue Chip Growth Fund
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                                  June 30, 1998
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REPORT HIGHLIGHTS
================================================================================

Blue Chip Growth Fund

* An excellent domestic economic environment powered blue chip stocks higher, despite concerns about Asia's economic crisis.

* The Blue Chip Growth Fund's 6- and 12-month returns significantly outpaced the Lipper Growth Funds Average and kept up with the surging S&P 500.

* Technology, consumer products, financial, and health care stocks were among the fund's top performers while a few companies with disappointing earnings detracted from fund results.

* Although valuations are high, market conditions continue to be favorable for stocks.

Fellow Shareholders

       Recovering from early weakness stemming from the crisis in Asian economies, the U.S. stock market generated strong gains in the first half of 1998. The market, as measured by the Standard & Poor's 500 Stock Index, exhibited considerable volatility but could be on track for a fourth consecutive annual gain exceeding 20%. The S&P 500 is up well over 100% in the last three years and approximately 180% in the last five years.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                         6 Months       12 Months
Blue Chip Growth Fund                           17.46%          29.75%
S&P 500                                         17.71           30.16
Lipper Growth Funds Average                     15.10           25.38
================================================================================

       Your fund benefited from this favorable environment. For the six months ended June 30, 1998, the Blue Chip Growth Fund's 17.46% gains outdistanced the 15.10% results of the Lipper Growth Funds Average and essentially matched the 17.71% return of the unmanaged S&P 500. For the 12-month period, your fund surpassed its peer group average and came quite close to equaling the S&P. We are also pleased to note that the fund is celebrating its five-year anniversary, and its cumulative return of 204% since inception bested the S&P by a wide margin and put it in the top 5% of its peer group. The fund ranks 18 out of 338 funds in the Lipper Growth Funds category for the five-year period. (It ranks 302 out of 884 funds for the one-year time frame. Please see page 9 for additional performance information.)

Market Environment

       The environment for U.S. equities during the period continued to be positive, with interest rates, mutual fund inflows, and corporate earnings all remaining favorable. Long-term interest rates moderated yet again, falling below 5.5% recently, while both wholesale and consumer prices extended their benign trend. Crop and related food prices were well behaved, and energy prices also took a turn for the better with crude oil falling well below $15 per barrel.

       Nonetheless, the equity market was troubled by developments in Asia. Currency devaluations and banking system problems in Korea, Indonesia, Malaysia, Thailand, and Japan caused a sharp slowdown in the region's economic growth and prompted investors to reassess the stability and growth potential for Asia in its entirety and for its trading partners. Investors concurrently questioned whether the long expansion in the U.S. and the related earnings growth of domestic and multinational companies could be affected.

       In fact, we noted a meaningful deterioration in growth for a number of industry sectors and companies. Technology and capital equipment companies saw demand soften in key Asian markets. Surprisingly, even some food companies, such as HERSHEY FOODS (which has relatively insignificant Asian operations), experienced earnings shortfalls. Investors also feared that a general slowdown in economic activity and a flood of cheap imports triggered by the devaluation of foreign currencies would result in severe pricing pressure-maybe even deflation-in the U.S. The specialty chemicals sector proved sensitive to these concerns, where even such stalwarts as DUPONT have seen sharp price competition.

       Pressures emanating from Asia and aggravating factors in the domestic markets, such as the General Motors strike, may continue to dampen growth in some areas. However, they did not result in meaningful problems for corporate profits or stock prices overall in the first half. Job growth in the U.S. was strong with the unemployment rate below 5%. Housing starts and retail sales remained solid. Perhaps most important, U.S. companies continued to improve efficiency and lower costs in ways that should at least partially offset the competitive pricing pressure experienced in many industries.

PORTFOLIO REVIEW

       Your fund has less exposure to the technology sector than the average growth fund, but its technology holdings performed very well in the first half of 1998. This is particularly noteworthy given the uneven results in the sector because of the Asian crisis. In the traditional technology area, MICROSOFT, BMC SOFTWARE, CISCO SYSTEMS, and DELL COMPUTER were top contributors to fund returns. NOKIA, a leading maker of wireless telephones and telecommunication equipment, produced strong gains for the fund.

       Consumer products stocks once again played a key role in the fund's performance. Pharmaceutical stocks, for example, have been consistent standouts. Most of these companies do not have significant exposure to Asian markets, and the introduction of innovative products is providing unit growth, pricing flexibility, and strong revenue and earnings growth. WARNER-LAMBERT, PFIZER, SCHERING-PLOUGH, MERCK, and BRISTOL-MYERS SQUIBB each generated top-tier gains for your fund.

       [Include Sector Diversification chart here. Edgar description - A pie chart based on net assets as of 6/30/98 with the following segments: Business services & transportation, 13%. Capital equipment, process industries, and basic materials, 7%. Technology, 11%. Consumer services and consumer cyclicals, 17%. Financial, 21%. Energy and utilities, 5%. Consumer nondurables, 21%. Reserves, 5%.]

       Retailing is another area that was relatively unaffected by events in Asia. Discount food and drug retailers as a whole can be counted on for steady earnings growth in most economic environments. Longtime holdings WAL-MART, SAFEWAY, and CVS (a leading drug store chain) each have produced powerful improvements in same store sales, efficiency, and earnings growth over the past several years. They were stellar performers in the first half of 1998.

       Another area benefiting from the health of the American consumer is entertainment. CARNIVAL and DISNEY produced steady, strong returns. Media giants TIME WARNER and US WEST MEDIA, with significant cable interests, and TRIBUNE, with significant newspaper and broadcasting operations, posted fine results.

       Financial stocks performed well as interest rates moderated and investors focused on companies with consistent earnings growth and strong capital generation (funding significant share repurchases). Investors also became somewhat more constructive on consumer credit bankruptcy, delinquency, and loss trends. This helped our investments in CAPITAL ONE FINANCIAL, CHASE MANHATTAN, and AMERICAN EXPRESS generate major contributions to the fund's bottom line.

       Merger activity heated up in the consolidating financial services industry. Our investments in TRAVELERS GROUP and CITICORP, which are merging to form CITIGROUP, constitute a meaningful position that continued to perform well. Citigroup will have access to 100 million consumers in 100 countries. Consistent with its progenitors, the company should exhibit stringent cost controls, heavy stock ownership by management, aggressive share repurchase, and above-average return on equity. NATIONSBANK also posted good returns as investors began to appreciate the integration of its recent Barnett Banks acquisition, the impending merger with BankAmerica, and the resulting improvements in efficiency and cash flow. MORGAN STANLEY DEAN WITTER DISCOVER, also a product of mergers, did well. Morgan Stanley's heritage of superior international reach, first-rate systems, high return on equity, and balance sheet strength is driving meaningful market share gains and sharp advances in earnings power.

       Manufacturing stock gains were steady but potent. TYCO INTERNATIONAL, the leading provider of fire control and security systems and health care supplies, was a top performer. Its acquisition of UNITED STATES SURGICAL (also a significant fund holding) enhanced fund performance and should solidify Tyco's position as a leading maker of hospital supplies. DANAHER, ALLIEDSIGNAL, and GE also made meaningful contributions.

       As always, some stocks produced disappointing results. As we have noted in previous reports, the market has been rather unforgiving toward stocks of companies posting disappointing results. CENDANT was our largest loser in the first half of 1998 as accounting irregularities in its membership business caused a catastrophic decline in the stock. Management continues to assert that the issue is confined to one area and that its leading positions in hotel franchising, residential real estate (through Century 21), and car rental (through Avis) are unaffected. Although this holding has diminished significantly in weight (we have been reluctant to add to it as a special audit analyzes the accounting problems) , we have maintained a position and think it will perform reasonably well over time.

       PHILIP MORRIS disappointed as efforts failed to formulate a constructive plan to limit its exposure to tobacco litigation. Despite the company's impressive food franchises (General Foods, Oscar Meyer, Post, and Kraft) and other areas, we recognize that tobacco companies may be under siege for some time. Consequently, we have kept a slightly below market weighting in Philip Morris despite its attractive valuation and strong cash flow. STARWOOD HOTELS & RESORTS, the leading operator of hotels in the U.S., was also a disappointment. The company's status as a paired-share REIT (real estate investment trust) proved to be problematic as legislation has challenged many of the tax advantages once conferred upon this corporate structure. However, Starwood is successfully integrating ITT (which owns Sheraton Hotels and Caesar's World gaming) and should post continued strong operating results.

STRATEGY

       Our investment strategy focuses on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the substantial cash flow the fund has received continues to be invested opportunistically in existing holdings. For example, additions to Bristol-Myers Squibb, NationsBank, FREDDIE MAC, USA WASTE SERVICES, ORACLE, WORLDCOM, and RAYTHEON were significant enough to be included in the 10 largest purchases of the fund for the past six months.

       We did establish some substantial new positions, none of which should be particularly affected by the developments in Asia. TELLABS, for example, is a leading producer of telecommunications equipment. The company has consistently generated strong revenue and profit growth, and recent acquisitions provide broader product positioning in proprietary, innovative technologies poised for growth. HASBRO is a leading toymaker with dominant positions in a number of key areas. Its boardgame franchise (including Monopoly and Trivial Pursuit) and brands such as Tonka and Mr. Potato Head continue to sell well. However, new products such as Teletubbies, co-promotions with the Star Wars movies, and a bevy of interactive electronic games should drive consistent growth for the next several years. CBS has transformed itself into a leading provider of radio and television broadcasting services. Although investors continue to focus on challenges for the television network, the larger and much more profitable radio broadcasting business continues to thrive.

OUTLOOK

       Broadly speaking, our outlook for the stock market and for your fund has not changed appreciably in the past six months. We have some concerns about stock valuations, which have risen for several consecutive years and are still expensive by all conventional valuation measures. We are also cautious because the problems in Asia have the potential to hurt earnings growth for some multinational companies.

       However, we believe the outlook for the general investment environment and future company earnings remains favorable and careful selection of stocks will benefit long-term investment results. This view is supported by several positive factors:

* Inflation and interest rate trends are positive, and the economy is growing at a moderate pace.

* Earnings growth is very strong at many high-quality U.S. companies, and the valuations of selected companies remain reasonable.

*      Select  blue  chip  stocks  have  sound  business  models  and  topnotch,
       entrepreneurial   management   that  can  be   relied   upon  to  act  in
       shareholders' interests.

       We believe we can enhance returns and lower risk over time by investing in "all season" growth companies that can generate earnings growth regardless of the economic or interest rate environment and by buying such companies at reasonable valuations. We appreciate your continued support in this endeavor.

Respectfully submitted,

/s/

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

/s/

Thomas H. Broadus, Jr.
Executive Vice President
July 23, 1998

T. Rowe Price Blue Chip Growth Fund
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================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/98
Travelers Group 1.6%
Bristol-Myers Squibb ......................................                 1.6
Tyco International ........................................                 1.5
Freddie Mac ...............................................                 1.5
Microsoft .................................................                 1.4
--------------------------------------------------------------------------------
AlliedSignal ..............................................                 1.4
Warner-Lambert ............................................                 1.4
Pfizer ....................................................                 1.3
Danaher ...................................................                 1.3
Merck .....................................................                 1.2
--------------------------------------------------------------------------------
Safeway ...................................................                 1.2
NationsBank ...............................................                 1.2
Fannie Mae ................................................                 1.1
WorldCom ..................................................                 1.1
USA Waste Services ........................................                 1.1
--------------------------------------------------------------------------------
GE ........................................................                 1.1
ACE Limited ...............................................                 1.0
American Express ..........................................                 1.0
BMC Software ..............................................                 1.0
Philip Morris .............................................                 1.0
--------------------------------------------------------------------------------
Tribune ...................................................                 1.0
Norwest ...................................................                 1.0
CVS .......................................................                 1.0
United HealthCare .........................................                 1.0
SBC Communications ........................................                 0.9
--------------------------------------------------------------------------------
Total .....................................................                29.9%
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/98

Ten Largest Purchases
--------------------------------------------------------------------------------
Bristol-Myers Squibb
Tellabs *
Hasbro *
NationsBank
Freddie Mac
CBS *
USA Waste Services
Oracle
WorldCom
Raytheon

Ten Largest Sales
--------------------------------------------------------------------------------
SmithKline Beecham **
Lockheed Martin **
COMPAQ Computer
Vodafone
St. Paul Companies **
IBM
Hubbell **
Texaco **
Mattel
American International Group

*      Position added
**     Position eliminated
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

       This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Blue Chip Growth Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

       This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 6/30/98         1 Year   3 Years   5 Years   Inception        Date
Blue Chip Growth Fund         29.75%    30.06%    24.92%      24.92%     6/30/93

       Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Blue Chip Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                6 Months            Year                                                 6/30/93
                                                   Ended           Ended                                                 Through
                                                 6/30/98        12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
NET ASSET VALUE
Beginning of period ......................     $   24.17       $   19.06       $ 15.09       $ 11.11        $11.24        $10.00
Investment activities
        Net investment income ............          0.06            0.13          0.14          0.16*         0.12*         0.05*
        Net realized and
        unrealized gain (loss) ...........          4.16            5.12          4.05          4.05         (0.03)         1.38
        Total from
        investment activities ............          4.22            5.25          4.19          4.21          0.09          1.43
Distributions
        Net investment income ............          --             (0.12)        (0.14)        (0.15)        (0.10)        (0.05)
        Net realized gain ................          --             (0.02)        (0.08)        (0.08)        (0.12)        (0.14)
        Total distributions ..............          --             (0.14)        (0.22)        (0.23)        (0.22)        (0.19)
NET ASSET VALUE
End of period ............................     $   28.39       $   24.17       $ 19.06       $ 15.09        $11.11        $11.24
Ratios/Supplemental Data
Total return^ ............................         17.46%          27.56%        27.75%        37.90%*        0.80%*       14.32%*
Ratio of expenses to
average net assets .......................          0.91%+          0.95%         1.12%         1.25%*        1.25%*        1.25%*+
Ratio of net investment
income to average
net assets ...............................          0.49%+          0.86%         0.87%         1.27%*        1.05%*        0.80%*+
Portfolio turnover rate ..................          17.8%           23.7%         26.3%         38.1%         75.0%         89.0%+
Net assets, end of period
(in millions) ............................     $   3,320       $   2,345       $   540       $   146        $   39        $   25

^      Total return  reflects the rate that an investor would have earned on an investment in the fund during each period,  assuming reinvestment of all distributions.
*      Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/96.
^      Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Shares/Par      Value
                                                                    In thousands

Common Stocks  94.9%
FINANCIAL  21.0%
Bank and Trust  9.4%
BANC ONE .........................................         550,000      $ 30,697
BankBoston .......................................         460,000        25,587
Chase Manhattan ..................................         407,000        30,728
Citicorp .........................................         200,000        29,850
First Union ......................................         475,000        27,669
Mellon Bank ......................................         440,000        30,635
National City ....................................         110,000         7,810
NationsBank ......................................         500,000        38,250
Norwest ..........................................         880,000        32,890
U.S. Bancorp .....................................         680,000        29,240
Washington Mutual ................................         271,000        11,763
Wells Fargo ......................................          50,000        18,450
                                                                         313,569

Insurance  3.7%
ACE Limited ......................................         880,000        34,320
Allstate .........................................          25,000         2,289
American International Group .....................          31,000         4,526
EXEL .............................................         310,000        24,122
Hartford Financial Services ......................          25,000         2,859
Mid Ocean Limited ................................         200,000        15,700
Travelers Property Casualty (Class A) ............         500,000        21,438
UNUM .............................................         290,000        16,095
                                                                         121,349

Financial Services  7.9%
American Express .................................           300,000      34,200
Associates First Capital (Class A) ...............           127,000       9,763
Capital One Financial ............................           155,000      19,249
Fannie Mae .......................................           622,000      37,787
Freddie Mac ......................................         1,030,000      48,474
Household International ..........................           440,000      21,890
Morgan Stanley Dean Witter Discover ..............           190,000      17,361
SLM Holding ......................................           425,000      20,825
Travelers Group ..................................           890,499      53,987
                                                                         263,536
Total Financial ..................................                       698,454

UTILITIES  1.9%
Telephone Services  1.9%
ALLTEL ...........................................         250,000       $11,625
AT&T .............................................         350,000        19,994
SBC Communications ...............................         770,000        30,800
Total Utilities ..................................                        62,419

CONSUMER NONDURABLES  21.1%
Cosmetics  0.3%
Gillette .........................................         176,000         9,977
                                                                           9,977

Beverages  0.7%
PepsiCo ..........................................         560,000        23,065
                                                                          23,065

Food Processing  2.1%
Dean Foods .......................................         100,000         5,494
Heinz ............................................         210,000        11,786
Hershey Foods ....................................         160,000        11,040
Interstate Bakeries ..............................          70,000         2,323
Ralston Purina ...................................         124,000        14,485
Sara Lee .........................................         430,000        24,053
                                                                          69,181

Hospital Supplies/Hospital Management  3.4%
Abbott Laboratories ..............................         290,000        11,854
Arterial Vascular Engineering * ..................         200,000         7,144
Boston Scientific * ..............................          50,000         3,581
Guidant ..........................................         155,000        11,053
HealthSouth * ....................................         980,000        26,154
Medtronic ........................................         140,000         8,925
Steris * .........................................         115,000         7,313
Tenet Healthcare * ...............................         340,000        10,625
United States Surgical ...........................         610,000        27,831
                                                                         114,480

Pharmaceuticals  8.2%
American Home Products ...........................         565,000        29,239
Bristol-Myers Squibb .............................         460,000        52,871
Eli Lilly ........................................         170,000        11,231
Johnson & Johnson ................................         325,000      $ 23,969
Merck ............................................         307,000        41,061
Pfizer ...........................................         392,000        42,606
Schering-Plough ..................................         290,000        26,571
Warner-Lambert ...................................         665,000        46,134
                                                                         273,682

Biotechnology  0.5%
Biogen *  ........................................         325,000        15,925
                                                                          15,925

Health Care Services  1.0%
United HealthCare ................................         500,000        31,750
                                                                          31,750

Miscellaneous Consumer Products  4.9%
Colgate-Palmolive ................................         239,000        21,032
Hasbro ...........................................         541,000        21,268
Mattel ...........................................         300,000        12,694
Newell ...........................................         340,000        16,936
Philip Morris ....................................         851,000        33,508
Procter & Gamble .................................         150,000        13,660
Service Corp. International ......................         505,000        21,652
Stanley Works ....................................         100,000         4,156
Unifi ............................................         235,000         8,049
Unilever N.V. ADR ................................         106,000         8,367
                                                                         161,322
Total Consumer Nondurables .......................                       699,382

CONSUMER SERVICES  13.7%
General Merchandisers  3.1%
Dayton Hudson ....................................         232,000        11,252
Fred Meyer * .....................................         578,600        24,590
Neiman-Marcus * ..................................         290,000        12,597
Wal-Mart .........................................         485,000        29,464
Warnaco Group (Class A) ..........................         610,000        25,887
                                                                         103,790

Specialty Merchandisers  4.5%
CVS ..............................................         830,524        32,339
Federated Department Stores * ....................         200,000        10,763
General Nutrition * ..............................         460,000      $ 14,346
Home Depot .......................................         280,000        23,257
Kohl's * .........................................         200,000        10,375
Rite Aid .........................................         475,000        17,842
Safeway * ........................................       1,009,000        41,054
                                                                         149,976

Entertainment and Leisure  3.1%
Carnival (Class A) ...............................         775,000        30,709
Disney ...........................................         250,000        26,266
Hilton ...........................................         500,000        14,250
McDonald's .......................................         232,000        16,008
MediaOne Group * .................................         335,000        14,719
                                                                         101,952

Media and Communications  3.0%
CBS ..............................................         590,000        18,732
R.R. Donnelly ....................................         110,000         5,033
Time Warner ......................................         350,000        29,903
Tribune ..........................................         485,000        33,374
Valassis Communications * ........................         200,000         7,712
Vodafone ADR .....................................          40,000         5,043
                                                                          99,797
Total Consumer Services ..........................                       455,515

CONSUMER CYCLICALS  2.7%
Automobiles and Related  0.6%
Federal-Mogul ....................................         200,000        13,500
SPX * ............................................         115,000         7,403
                                                                          20,903

Building and Real Estate  1.3%
Crescent Real Estate Equities, REIT ..............         485,000        16,308
Starwood Hotels & Resorts, REIT ..................         565,000        27,297
                                                                          43,605

Miscellaneous Consumer Durables  0.8%
Masco ............................................         425,000        25,712
                                                                          25,712
Total Consumer Cyclicals .........................                        90,220

TECHNOLOGY  11.2%
Electronic Components  1.9%
EMC * ............................................         370,000       $16,581
Intel ............................................         280,000        20,746
Linear Technology ................................         170,000        10,253
Maxim Integrated Products * ......................         406,000        12,878
Texas Instruments ................................          25,000         1,458
                                                                          61,916

Electronic Systems  1.5%
Hewlett-Packard ..................................         275,000        16,466
Honeywell ........................................         150,000        12,534
Nokia ADR ........................................         310,000        22,494
                                                                          51,494

Information Processing  1.0%
COMPAQ Computer ..................................         300,000         8,513
Dell Computer * ..................................         140,000        12,989
IBM ..............................................         103,000        11,826
                                                                          33,328

Office Automation  0.3%
Ceridian * .......................................         110,000         6,462
Xerox ............................................          25,000         2,541
                                                                           9,003

Specialized Computer  0.2%
Sun Microsystems * ...............................         130,000         5,651
                                                                           5,651

Telecommunications Equipment  4.2%
AirTouch Communications * ........................         340,000        19,869
Cisco Systems * ..................................         304,000        27,996
Lucent Technologies ..............................          25,000         2,080
MCI ..............................................         485,000        28,175
Tellabs * ........................................         347,000        24,843
WorldCom * .......................................         770,000        37,225
                                                                         140,188

Aerospace and Defense  2.1%
AlliedSignal .....................................         1,076,000      47,747
Boeing ...........................................            10,000         446
Raytheon (Class B) ...............................           375,000      22,172
                                                                          70,365
Total Technology .................................                       371,945

CAPITAL EQUIPMENT  4.4%
Electrical Equipment  2.5%
GE ...............................................         395,000       $35,945
Tyco International ...............................         770,784        48,560
                                                                          84,505

Machinery  1.9%
Cooper Industries ................................          70,000         3,846
Danaher ..........................................       1,150,000        42,190
Teleflex .........................................         425,000        16,150
                                                                          62,186
Total Capital Equipment ..........................         146,691

BUSINESS SERVICES AND
TRANSPORTATION  11.9%
Computer Service and Software  7.3%
Adobe Systems ....................................         220,000         9,350
Automatic Data Processing ........................         347,000        25,288
BMC Software * ...................................         650,000        33,780
Cadence Design Systems * .........................         300,000         9,375
First Data .......................................         740,106        24,655
Galileo International ............................         407,000        18,340
Microsoft * ......................................         444,000        48,132
Network Associates * .............................         440,000        21,051
Oracle * .........................................         640,000        15,700
Parametric Technology * ..........................         880,000        23,843
SunGard Data Systems * ...........................         350,000        13,431
                                                                         242,945

Distribution Services  0.4%
U.S. Foodservice * ...............................         370,620        12,995
                                                                          12,995

Environmental  1.3%
Rentokil Group (GBP) .............................         1,000,000       7,196
USA Waste Services * .............................           730,000      36,044
                                                                          43,240

Miscellaneous Business Services  2.0%
Cendant * ........................................         650,000        13,569
Equifax ..........................................         235,000         8,533
H&R Block ........................................         430,000        18,114
Omnicom ..........................................         475,000       $23,691
                                                                          63,907

Railroads  0.9%
Burlington Northern Santa Fe .....................         133,000        13,059
Norfolk Southern .................................         590,000        17,589
                                                                          30,648
Total Business Services and Transportation .......                       393,735

ENERGY  3.4%
Energy Services  1.2%
Camco International ..............................         167,000        13,005
Cooper Cameron * .................................         200,000        10,200
Halliburton ......................................         380,000        16,934
                                                                          40,139

Integrated Petroleum-Domestic  1.1%
Atlantic Richfield ...............................         100,000         7,813
British Petroleum ADR ............................         210,000        18,532
USX-Marathon .....................................         250,000         8,578
                                                                          34,923

Integrated Petroleum - International  1.1%
Chevron ..........................................          75,000         6,230
Mobil ............................................         389,000        29,807
                                                                          36,037
Total Energy .....................................                       111,099

PROCESS INDUSTRIES  2.0%
Diversified Chemicals  0.6%
DuPont ...........................................         167,000        12,462
Hercules .........................................         160,000         6,580
                                                                          19,042

Specialty Chemicals  0.4%
Great Lakes Chemical .............................         325,000        12,817
                                                                          12,817

Paper and Paper Products  1.0%
Fort James .......................................         340,000        15,130
Kimberly-Clark ...................................         425,000        19,497
                                                                          34,627
Total Process Industries .........................                        66,486

BASIC MATERIALS  0.3%
Mining  0.2%
Newmont Mining ...................................         340,000       $ 8,032
                                                                           8,032

Miscellaneous Materials  0.1%
Crown Cork & Seal ................................          55,000         2,613
                                                                           2,613
Total Basic Materials ............................                        10,645

Miscellaneous Common Stocks  1.3% ................                        42,750
Total Common Stocks (Cost  $2,388,403) ...........                     3,149,341

Short-Term Investments  5.2%
Money Market Funds  5.2%
Reserve Investment Fund, 5.69% # + ...............     173,687,851       173,688
Total Short-Term Investments (Cost  $173,688) ....                       173,688

Total Investments in Securities
100.1% of Net Assets (Cost $2,562,091) ...........                   $ 3,323,029

Other Assets Less Liabilities ....................                       (2,579)

NET ASSETS .......................................                   $ 3,320,450

#      Seven-day yield
+      Affiliated company
*      Non-income producing
ADR    American Depository Receipt
REIT   Real Estate Investment Trust
GBP    British sterling

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
        Affiliated companies (cost $173,688) ....................     $  173,688
        Other companies (cost $2,388,403) .......................      3,149,341
        Total investments in securities .........................      3,323,029
Other assets ....................................................         15,805
Total assets ....................................................      3,338,834
Liabilities
Total liabilities ...............................................         18,384
NET ASSETS ......................................................     $3,320,450
Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $    7,785
Accumulated net realized gain/loss - net of distributions .......         61,551
Net unrealized gain (loss) ......................................        760,938
Paid-in-capital applicable to 116,963,799 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized .................................      2,490,176
NET ASSETS ......................................................     $3,320,450
NET ASSET VALUE PER SHARE .......................................     $    28.39

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/98
Investment Income
Income
        Dividend ............................................         $  14,771
        Interest ............................................             5,237
        Total income ........................................            20,008
Expenses
        Investment management ...............................             8,832
        Shareholder servicing ...............................             3,728
        Registration ........................................               215
        Prospectus and shareholder reports ..................               124
        Custody and accounting ..............................                84
        Legal and audit .....................................                 7
        Directors ...........................................                 7
        Miscellaneous .......................................                19
        Total expenses ......................................            13,016
Net investment income .......................................             6,992
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ..........................................            65,446
        Foreign currency transactions .......................               (13)
        Net realized gain (loss) ............................            65,433
Change in net unrealized gain or loss .......................           372,174
Net realized and unrealized gain (loss) .....................           437,607
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ......................................         $ 444,599

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                  6 Months                     Year
                                                                                                     Ended                    Ended
                                                                                                   6/30/98                 12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................................................             $     6,992              $    11,955
        Net realized gain (loss) .................................................                  65,433                   (3,900)
        Change in net unrealized gain or loss ....................................                 372,174                  303,584
        Increase (decrease) in net assets from operations ........................                 444,599                  311,639
Distributions to shareholders
        Net investment income ....................................................                    --                    (11,113)
        Net realized gain ........................................................                    --                     (1,852)
        Decrease in net assets from distributions ................................                    --                    (12,965)
Capital share transactions *
        Shares sold ..............................................................                 813,512                1,862,992
        Distributions reinvested .................................................                    --                     12,659
        Shares redeemed ..........................................................                (282,216)                (369,444)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 531,296                1,506,207
Net Assets
Increase (decrease) during period ................................................                 975,895                1,804,881
Beginning of period ..............................................................               2,344,555                  539,674
End of period ....................................................................             $ 3,320,450              $ 2,344,555
*Share information
        Shares sold ..............................................................                  30,651                   85,107
        Distributions reinvested .................................................                    --                        535
        Shares redeemed ..........................................................                 (10,707)                 (16,932)
        Increase (decrease) in shares outstanding ................................                  19,944                   68,710

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1993.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

       Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

       CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

       PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,082,264,000 and $476,608,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,275,000, which expire in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,562,091,000, and net unrealized gain aggregated $760,938,000, of which $786,716,000 related to appreciated investments and $25,778,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,621,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,606,000 for the six months ended June 30, 1998, of which $457,000 was payable at period-end.

       Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 11.4% of the outstanding shares of the Blue Chip Growth Fund at June 30, 1998. For the six months then ended, the fund was allocated $414,000 of Spectrum expenses.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $5,119,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

Investment Information

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE   UPDATE  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

          DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New  Horizons***
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value***
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond +
International Bond

MONEY MARKET FUNDS ++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.

+    Formerly named Global Government Bond.

++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------
DISCOUNT BROKERAGE

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

**   Discount applies to our current commission schedule.  All trades subject to
     a  $35   minimum   commission   except   equity   trades   placed   through
     Internet-Trader, which are subject to a $29.95 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Blue Chip Growth Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F93-051  6/30/98